                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/  Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to 14a-12

                              CENTRAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------------

/_/   Fee paid previously with preliminary materials:
                                                     ---------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      (3)   Filing Party:

            --------------------------------------------------------------------

      (4)   Date Filed:

            --------------------------------------------------------------------

                      [LETTERHEAD OF CENTRAL BANCORP, INC.]




                                  July 27, 2005


                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 29, 2005

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Central Bancorp, Inc. (the "Company"), I cordially invite you to attend the 2005 Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at the Crowne Plaza Hotel, 2 Forbes Road, Woburn, Massachusetts, on Monday, August 29, 2005 at 11:00 a.m., local time. Accompanying this letter are a Notice of Annual Meeting of Stockholders and a Proxy Statement describing the business to be transacted as well as a copy of the Company's Annual Report. Please review these materials carefully.

         At the Annual Meeting, you will be asked to elect three directors. The Board of Directors unanimously recommends that you vote "FOR" its nominees. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company as well as a representative of our independent auditors, Vitale, Caturano & Company, P.C., will be present to respond to any questions stockholders may have.

         Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and mail it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend. PLEASE SIGN, DATE AND PROMPTLY MAIL THE PROXY CARD TODAY. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

         Your continued interest and support of Central Bancorp, Inc. are sincerely appreciated.

                                 Sincerely,

                                 /s/ John D. Doherty

                                 John D. Doherty
                                 Chairman, President and Chief Executive Officer

                              CENTRAL BANCORP, INC.
                               399 HIGHLAND AVENUE
                         SOMERVILLE, MASSACHUSETTS 02144
                                 (617) 628-4000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 29, 2005


         Notice is hereby given that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Central Bancorp, Inc. (the "Company") will be held at the Crowne Plaza Hotel, 2 Forbes Road, Woburn, Massachusetts on Monday, August 29, 2005 at 11:00 a.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed herewith.

         The Annual Meeting is for the purpose of considering and acting upon:

                  1.       The election of three directors of the Company; and

                  2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on July 15, 2005 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

         Whether or not you expect to be present at the Annual Meeting, please sign and date the enclosed proxy card and mail it promptly in the enclosed postage-paid envelope. If you do attend the Annual Meeting and wish to vote in person, you may do so even though you have signed an earlier proxy.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE ENCOURAGED TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.



                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Rhoda K. Astone

                                   RHODA K. ASTONE
                                   Assistant Vice President, Secretary and Clerk


Somerville, Massachusetts
July 27, 2005

                              CENTRAL BANCORP, INC.
                               399 HIGHLAND AVENUE
                         SOMERVILLE, MASSACHUSETTS 02144
                                 (617) 628-4000

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 29, 2005


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement and the enclosed Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors of Central Bancorp, Inc. ("Central" or the "Company"), the holding company for Central Co-operative Bank (the "Bank"), to be used at the Company's 2005 Annual Meeting of Stockholders (hereinafter called the "Annual Meeting"), which will be held at the Crowne Plaza Hotel, 2 Forbes Road, Woburn, Massachusetts, on Monday, August 29, 2005 at 11:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about July 27, 2005.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURES
--------------------------------------------------------------------------------

WHO CAN VOTE AT THE ANNUAL MEETING

         You are only entitled to vote at the Annual Meeting if the Company's records show that you held shares of Central's common stock, $1.00 par value (the "Common Stock"), as of the close of business on July 15, 2005 (the "Record Date"). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 1,590,181 shares of Common Stock were outstanding. Each share of Common Stock has one vote.

VOTING BY PROXY

         The Company's Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF ITS NOMINEES FOR DIRECTOR.

         If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

         You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company's Secretary and Clerk in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.

         If you hold your Common Stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

PARTICIPANTS IN THE CENTRAL CO-OPERATIVE BANK EMPLOYEE STOCK OWNERSHIP PLAN

         If you are a participant in the Central Co-operative Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of the Bank will direct the ESOP trustees as to the voting of all shares of stock in the ESOP. The deadline for returning your voting instruction form to the ESOP trustees is August 25, 2005.

VOTE REQUIRED

         The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

--------------------------------------------------------------------------------
                     PRINCIPAL HOLDERS OF VOTING SECURITIES
--------------------------------------------------------------------------------

         Persons and groups beneficially owning in excess of five percent (5%) of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth certain information as to those persons who the Company believes were the beneficial owners of more than 5% of the Company's outstanding shares of Common Stock as of July 15, 2005.

                                                                                     PERCENT OF SHARES
NAME AND ADDRESS                                          AMOUNT AND NATURE           OF COMMON STOCK
OF BENEFICIAL OWNER                                     BENEFICIAL OWNERSHIP (1)      OUTSTANDING (2)
-------------------                                     ------------------------      ---------------
Central Co-operative Bank
   Employee Stock Ownership Plan Trust
399 Highland Avenue
Somerville, Massachusetts  02144                              312,530  (3)                  19.65%

John D. Doherty
Joseph R. Doherty
Joseph R. Doherty Family Limited
   Partnership, L.P.
399 Highland Avenue
Somerville, Massachusetts  02144                              228,904  (4)                  14.29

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
55 Railroad Avenue
Greenwich, Connecticut 06830                                  155,812  (5)                   9.80

Mendon Capital Advisors Corp.
Anton Villars Schutz
150 Allens Creek Road
Rochester, New York  14618                                    126,100  (6)                   7.93

----------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock as to which he or she has sole or shared voting or investment power, or has a right to acquire beneficial ownership at any time within 60 days of July 15, 2005. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the listed persons have direct ownership and sole voting and dispositive power.
(2) For purposes of calculating percentage ownership, the number of shares of Common Stock outstanding includes any shares which the beneficial owner has the right to acquire within 60 days of July 15, 2005.
(3) Of the shares beneficially owned by the Central Co-operative Bank Employee Stock Ownership Plan Trust ("ESOP"), 135,516 shares have been allocated to participating employees over which shares Directors Boulos and Bulman, as co-trustees of the ESOP (the "ESOP Trustees"), may be deemed to have shared voting and sole investment power, and 177,014 shares have not been allocated, as to which shares the ESOP Trustees generally would vote in the same proportion as voting directions received from voting ESOP participants.
(4) Includes 15,173 shares of Common Stock allocated to the account of John D. Doherty in the ESOP and 11,561 shares awarded under the Central Bancorp, Inc. 1999 Stock Option and Incentive Plan. John D. Doherty disclaims beneficial ownership of any shares held by Joseph R. Doherty or the Joseph
     R. Doherty Family Limited Partnership, L.P., and Joseph R. Doherty and the Joseph R. Doherty Family Limited Partnership, L.P. disclaim beneficial ownership of any shares held by John D. Doherty.
(5) According to their statement on Schedule 13G as amended filed on February 4, 2005, each of the reporting persons shares voting and dispositve power over the listed shares.
(6) Based on their statement on Schedule 13G as amended filed on February 14, 2005. According to such Schedule 13G, Mendon Capital Advisors Corp. ("Mendon"), in its capacity as an investment advisor, has the sole right to vote or dispose of the shares. Anton V. Schutz is the sole shareholder and President of Mendon. Mendon and Mr. Schutz disclaim beneficial ownership of the shares listed above. Additionally, based on information provided in such Schedule 13G, Burnham Financial Services Fund ("Burnham"), beneficially owns 113,100 of the listed shares. Burnham is a registered investment company that has delegated its sole right to vote and dispose of such shares to Mendon in Mendon's capacity as an investment sub-adviser.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is currently composed of eight members, all of whom are independent under the listing standards of Nasdaq, except Joseph R. Doherty, John D. Doherty and John J. Morrissey. Under the Company's Articles of Organization and Bylaws, directors are divided into three classes, with one class standing for election for a three-year term at each Annual Meeting. Three directors will be elected at the Annual Meeting, each to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated Paul E. Bulman, James F. Linnehan and John J. Morrissey for election as directors, all to serve for three-year terms. Each of these persons has consented to being named in this Proxy Statement and has indicated that they will serve if elected.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF PAUL E. BULMAN, JAMES F. LINNEHAN AND JOHN J. MORRISSEY AS DIRECTORS OF THE COMPANY.

         Proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend or the Board may also decide to reduce the number of Directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The following table sets forth for each Board nominee and for each director continuing in office, his name, age, the year he first became a director of the Company and/or the Bank, which is the Company's principal operating subsidiary, and the year of expiration of his present term. For information regarding Common Stock beneficially owned by directors, see "Security Ownership of Management." Directors Joseph R. Doherty, Gregory W. Boulos and John D. Doherty were appointed as directors of the Company in 1998 in connection with the incorporation and organization of the Company. All other directors were appointed to the Board of Directors of the Company in the years indicated on the table below.

                                               YEAR FIRST
                                               ELECTED OR
                                               APPOINTED          PRESENT
                            AGE AS OF          DIRECTOR OF        TERM TO
NAME                       RECORD DATE       COMPANY OR BANK       EXPIRE
----                       -----------       ---------------       ------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2008

Paul E. Bulman                 67                  2002              2005
James F. Linnehan              84                  2003              2005
John J. Morrissey              38                  2003              2005

                         DIRECTORS CONTINUING IN OFFICE

Joseph R. Doherty              81                  1958              2006
Edward F. Sweeney, Jr.         64                  2003              2006
Gregory W. Boulos              48                  1998              2007
John D. Doherty                48                  1983              2007
Albert J. Mercuri, Jr.         48                  2003              2007

         PRESENTED BELOW IS CERTAIN INFORMATION CONCERNING EACH OF THE BOARD'S NOMINEES AND DIRECTORS CONTINUING IN OFFICE. UNLESS OTHERWISE STATED, ALL SUCH NOMINEES AND DIRECTORS HAVE HELD THE POSITIONS LISTED FOR AT LEAST THE LAST FIVE YEARS.

         PAUL E. BULMAN has served as Chairman of the Policy Holders Protective Board of the Savings Bank Life Insurance Company since 2000. From 1996 to 2000, he was President and Chief Executive Officer of Haymarket Co-operative Bank. Mr. Bulman had previously served as President, Chief Executive Officer and Director of Hingham Institution for Savings, which he had joined in 1988. Prior to that, he had been Senior Vice President, Lending at New Bedford Institution for Savings since 1987. Mr. Bulman served as Commissioner for Banks for the Commonwealth of Massachusetts from 1983 to 1987 after serving as First Deputy Commissioner and Clerk, Deputy Commissioner, Bank Supervisor and Director, Commercial Bank Examinations. He joined the State Banking Department in 1960. Mr. Bulman is a volunteer at the Scituate Senior Center.

         JAMES F. LINNEHAN is an attorney and a Certified Public Accountant. Mr. Linnehan has served as the Assistant Attorney General for the Commonwealth of Massachusetts and as a Special Investigator for the Suffolk County District Attorney's office. He is a life trustee of the Board of Trustees of Suffolk University. He is a former director and chairman of the audit and trust committees of BayBank Middlesex.

         JOHN J. MORRISSEY is a partner with the law firm of Quinn and Morris in Boston, Massachusetts. Since 1999, he has served as a member of the Board of Bar Overseers' Hearing Committee for Plymouth and Norfolk Counties in Massachusetts, which investigates complaints of attorney misconduct and makes findings and recommendations for discipline to the Supreme Judicial Court. Since 2000, Mr. Morrissey has served as a member of the Medical Malpractice Tribunal for Suffolk County, Massachusetts, which hears medical malpractice claims to determine if the evidence is sufficient for judicial inquiry without posting a statutory bond. Mr. Morrissey also serves as a member of the Board of Governors of the Massachusetts Academy of Trial Attorneys and as a Regional Delegate of the Massachusetts Bar Association. John J. Morrissey is the son of William P. Morrissey, the Bank's Executive Vice President and Chief Operating Officer.

         JOSEPH R. DOHERTY served as President of the Bank from 1958 until April 1986. From April 1986 until March 31, 1992, Mr. Doherty served as Chairman of the Board of Directors and Chief Executive Officer, responsible for guiding the overall operations of the Bank. In March 1992, Mr. Doherty retired as Chief Executive Officer of the Bank, although he remains Chairman of the Board of the Bank. Mr. Doherty served as Chairman of the Board of the Company until November 2002. Mr. Doherty is the father of John D. Doherty, the Chairman of the Board, President and Chief Executive Officer of the Company and the President and Chief Executive Officer of the Bank.

         EDWARD F. SWEENEY, JR. has served since December 2002 as a Business Consultant to the Malden Redevelopment Authority, an agency funded by the Department of Housing and Urban Development to work with communities to promote home ownership for low and moderate income families. Mr. Sweeney has also served since March 1999 as a Commissioner, and is a former Chairman, of the Malden Housing Authority, an agency that provides and manages housing for seniors and disabled persons. From December 2000 to September 2002, he was a Field Auditor with RGIS Inc. of Belmont, Massachusetts, where he conducted field audits of retail clients and schedules assignments for staff auditors. From June to December 2000, Mr. Sweeney served as a financial consultant to New England Credit Union Services, Inc., in Southborough, Massachusetts, where he advised credit unions on financial, structural and strategic issues. From May 1998 to December 2000, he served as Senior Vice President of US Trust, a $6 billion multi-bank holding company in Boston, Massachusetts. In this capacity, Mr. Sweeney reported directly to the Chairman and Chief Executive Officer and was responsible for instituting action plans for potential bank acquisitions, bank activity and expanded banking power. From 1996 to May 1998, Mr. Sweeney served as Senior Vice President of Somerset Savings Bank, Somerville, Massachusetts, a $500 million bank, where he was responsible for review of loan administration, liaison with the bank's outside counsel, external auditors and regulatory authorities. From 1994 to 1996, Mr. Sweeney was President, Chief Executive Officer and a Director of Meetinghouse Co-Operative Bank in Dorchester, Massachusetts. From 1966 to 1994, Mr. Sweeney served with the Division of Banking for the Commonwealth of Massachusetts. He was Senior Deputy Commissioner from 1992 to 1994, Deputy Commissioner of Stock Institutions from 1989 to 1992 and Deputy Commissioner of Thrift Institutions from 1978 to 1989.

         GREGORY W. BOULOS is a partner in CB Richard Ellis/The Boulos Company of Portland, Maine, which is Maine's largest commercial real estate brokerage and development firm, specializing in the sale and leasing of commercial/industrial properties and the brokerage of investment properties. Mr. Boulos is a past director of Junior Achievement, The Center for Dental Health, Mercy Hospital and The Portland Symphony Orchestra. He is also a past Chairman of both the Cumberland County Civic Center and Catholic Charities Maine Board of Directors. Mr. Boulos is a member of the Portland Chamber of Commerce, the Maine Commercial Association of Realtors and the National Association of Realtors and Director of Wayneflete School.

         JOHN D. DOHERTY is the Chairman, President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank. He was elected President of the Bank in April 1986. As President, Mr. Doherty is responsible for the day-to-day operations of the Bank and reports on the Bank's operations directly to the Board of Directors. Commencing April 1992, Mr. Doherty also became the Chief Executive Officer of the Bank. In November 2002, Mr. Doherty became Chairman of the Board of the Company. Mr. Doherty also serves as the president and a director of the Bank's subsidiaries, Central Securities Corporation and Central Securities Corporation II. He has been employed by the Bank in various capacities since 1981. Mr. Doherty holds an M.B.A. degree from Boston University and a B.A. in Business Administration from Babson College. Mr. Doherty was Chairman of the Co-operative Central Bank until 2004 and is a Trustee of the Co-operative Banks Employees Retirement Association. He is a member of the Somerville Kiwanis Club, a former director of the Somerville Chamber of Commerce, former Treasurer of the Woburn Development Corporation and a former member of the Somerville High School Scholarship Committee, the Woburn Kiwanis Club, and the Needham Business Association and a past president of the Economy Club of Cambridge. Mr. Doherty is the son of Board member Joseph R. Doherty.

         ALBERT J. MERCURI, JR. has served since 1987 as President and Chief Executive Officer of Data Direct, Inc., a national distributor of digital media publishing systems, optical media and copiers, located in Needham Heights, Massachusetts. Mr. Mercuri is a 1979 graduate of Babson College where he earned a Bachelor of Science degree in Marketing.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         THE FOLLOWING SETS FORTH THE INFORMATION, INCLUDING THE AGES, AS OF THE RECORD DATE WITH RESPECT TO EXECUTIVE OFFICERS OF THE COMPANY WHO DO NOT SERVE ON THE BOARD OF DIRECTORS. EXECUTIVE OFFICERS ARE APPOINTED ANNUALLY BY THE BOARD OF DIRECTORS.

         WILLIAM P. MORRISSEY, 77, joined the Bank in November 1992 and was promoted to the position of Executive Vice President and Chief Operating Officer of the Bank in April 2005. Until his promotion, he served as Senior Vice President for Corporate Affairs representing the Company and the Bank in outside banking and business organizations. Mr. Morrissey is former chairman and a current member of the Board of the Federal Home Loan Bank of Boston. Prior to 1986, Mr. Morrissey served as Executive Vice President for Corporate Affairs at The Boston Five Cents Savings Bank, and as Deputy Commissioner of Banks for the Commonwealth of Massachusetts. Mr. Morrissey is the father of Director John J. Morrissey.

         DAVID W. KEARN, 63, joined the Bank in June 1993 and was promoted to the position of Executive Vice President - Senior Lending Officer of the Bank in April 2005. Until his promotion, he served as the Senior Vice President - Lending of the Company and the Bank. From 1990 to 1993, Mr. Kearn was a Vice President of Loan Administration at Somerset Savings Bank, Somerville, Massachusetts and was Senior Vice President/Branch Administration at United States Trust Company from 1987 to 1990. He serves on the Board of Directors of the Somerville Boys Club. He also serves as a director of the Bank's subsidiaries, Central Securities Corporation and Central Securities Corporation II.

         PAUL S. FEELEY, 58, joined the Bank in July 1997 and currently serves as Senior Vice President, Treasurer and Chief Financial Officer of the Company and Bank and also served in this position from July 1997 to February 2002. In February 2002, he became Senior Vice President and Chief Information Officer of the Company and the Bank. Mr. Feeley is a member of the Financial Managers Society of which he is a former local chapter President and National Director. He is also a member of the Massachusetts Society of CPAs and serves on its Financial Institutions Committee. From 1993 to 1997, Mr. Feeley was Senior Vice President and Treasurer of Bridgewater Credit Union. Prior to 1993, Mr. Feeley was Executive Vice President, Chief Financial Officer and Clerk of the Corporation at The Cooperative Bank of Concord, Acton, Massachusetts.

         BRYAN E. GREENBAUM, 42, joined the Bank in January 2005 as Senior Vice President of Retail Banking. From 2000 to 2004, Mr. Greenbaum served as Vice President of Branch Administration and later as Senior Vice President of Retail Banking at Abington Savings Bank. Previous to 2000, Mr. Greenbaum held various retail management positions at both Salem Five Cents Savings Bank and Warren Five Cents Savings Bank.

         STEPHEN A. CALHOUN, 53, joined the Bank in January 2005 as Senior Vice President, Chief Information Officer. From 1999 to 2004, Mr. Calhoun served as Senior Vice President of Information Technology for First Essex Bank/Sovereign Bank in Andover, Massachusetts. Previous to 1999, Mr. Calhoun was Vice President of Operations and Systems to Somerset Bank/U.S. Trust.

         SHIRLEY M. TRACY, 50, joined the Bank in October 1982 and was promoted to the position of Senior Vice President/Director of Human Resources in October 2004. Until her promotion, she served as Vice President/Director of Human Resources from 1993 to 2004. From 1978 to 1982, Ms. Tracy served in various positions at the Volunteer Cooperative Bank in Boston. Ms. Tracy received the Certificate in Human Resources Administration from Bentley College and holds an undergraduate degree from Regis College.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended March 31, 2005, the Board of Directors of the Company held nine meetings, and the Board of Directors of the Bank met 14 times. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and meetings of committees on which the director served during this period.

NOMINATING COMMITTEE

         GENERAL. The Board of Directors' Nominating Committee nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee currently consists of Directors Gregory W. Boulos (Chairman), Edward F. Sweeney, Jr. and Albert J. Mercuri, Jr. The members of the Nominating Committee are "independent directors" as defined in Nasdaq listing standards. The Board of Directors has adopted a Charter for the Nominating Committee. The Nominating Committee Charter is not available on the Company's website, but was included as an appendix to the Company's proxy statement prepared in connection with the Company's 2004 annual meeting of stockholders. The Nominating Committee met once during the year ended March 31, 2005.

         It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company's Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder's recommendation of a director nominee no later than the March 31st preceding the annual meeting of stockholders. Notice should be provided to: Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144.

         In its deliberations, the Nominating Committee considers a candidate's personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank's market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies on the Board, the Nominating Committee solicits the Company's then current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask the Company's directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select a candidate based on the candidate's qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.

         With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience; skills and contributions that the existing director brings to the Board; and independence.

AUDIT COMMITTEE

         The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Company's Audit Committee meets quarterly to review reports prepared by the Company's internal auditing firm. In addition, the Audit Committee engages the Company's independent auditors with whom it meets to review the planning for and the results of the annual audit of the Company's consolidated financial statements. The members of the Audit Committee are Directors James F. Linnehan (Chairman), Edward F. Sweeney, Jr. and Albert J. Mercuri, Jr. All of the members of the Audit Committee are independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. The Company's Board of Directors has determined that one member of the Audit Committee, James F. Linnehan, qualifies as an "audit committee financial expert" as defined in
Section 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director James F. Linnehan is "independent," as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Company's Board of Directors has adopted a written charter for the Audit Committee, which was included as an appendix to the Company's proxy statement prepared in connection with the Company's 2004 annual meeting of stockholders. The Audit Committee met six times during the year ended March 31, 2005.

COMPENSATION COMMITTEE

         The Compensation Committee sets compensation for the officers and directors of the Company and Bank and reviews various personnel issues such as wage and salary programs and incentive compensation. The Compensation Committee consists of Directors Paul E. Bulman (Chairman), Gregory W. Boulos and Edward F. Sweeney, Jr. During the year ended March 31, 2005, the Compensation Committee met once.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS

         The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Rhoda K. Astone, Secretary and Clerk, Central Bancorp, Inc., 399 Highland Avenue, Somerville, Massachusetts 02144. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

         Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. Seven of the eight members of the Board of Directors attended the Company's 2004 Annual Meeting of Stockholders.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

         Directors of the Company and the Bank are each paid a fee of $950 and $750, respectively, per Board meeting attended. The Chairman of the Bank's Finance and Security Committee is paid a fee of $850 for each meeting attended. Members of the Company's Audit Committee are paid $950 and members of the Bank's audit committee are paid $750 per meeting attended. Members of the Bank's Finance and Security Committee each receive a fee of $750 per meeting attended. The President does not receive any director's or committee fees. Former Director Terence D. Kenney, who retired from the Board of Directors in August 2003, receives $567 per month as a consulting fee for services rendered in connection with the Bank's Woburn branches. Bank Chairman Joseph R. Doherty receives group health and life insurance benefits under the Bank's group plans. Premiums paid by the Bank on behalf of Joseph R. Doherty amounted to $3,378 during the year ended March 31, 2005.

         The Company has established a Deferred Compensation Plan for Non-Employee Directors pursuant to which directors who are not employees of the Company or the Bank are eligible to defer all or a portion of their director fees. Deferred fees are credited to an account in a grantor trust and invested in shares of the Common Stock. Shares allocated to a director's account are to be paid out in equal annual installments over a three-year period beginning six months after the director ceases to be a director. Shares held in the Deferred Compensation Plan for Non-Employee Directors are voted by the trustees in accordance with the direction of the Company's Board of Directors. During the year ended March 31, 2005, 536, 357, 608 and 259 shares were credited to the accounts of Directors Boulos, Bulman, Mercuri and Morrissey, respectively, who were the only directors participating in the Deferred Compensation Plan for Non-Employee Directors.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

         SUMMARY COMPENSATION TABLE. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the four other most highly compensated executive officers of the Company in fiscal year 2005 (the "Named Executive Officers").

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                    ------------
                                                                                       AWARDS
                                               ANNUAL COMPENSATION                  ------------
                                         ---------------------------------------     SECURITIES
    NAME AND                    FISCAL                           OTHER ANNUAL        UNDERLYING       ALL OTHER
PRINCIPAL POSITION              YEAR     SALARY     BONUS (1)   COMPENSATION (2)      OPTIONS      COMPENSATION (3)
------------------              ----     ------     ---------   ----------------    ------------   ----------------
John D. Doherty                 2005     $319,937    $     --         --                11,561         $24,565 (3)
  CHAIRMAN, PRESIDENT           2004      298,102          --         --                    --          35,012
  AND CHIEF EXECUTIVE OFFICER   2003      286,144      66,214         --                    --          40,867

William P. Morrissey            2005      163,409          --         --                 4,253          18,416 (3)
  EXECUTIVE VICE PRESIDENT      2004      153,866          --         --                    --          24,510
  AND CHIEF OPERATING OFFICER   2003      131,496      25,734         --                    --          22,607

David W. Kearn                  2005      158,903          --         --                 4,081          19,116 (3)
  EXECUTIVE VICE PRESIDENT/     2004      146,231          --         --                    --          25,828
  SENIOR LENDING OFFICER        2003      140,365      27,469         --                    --          24,653

Paul S. Feeley                  2005      147,487          --         --                 3,995          14,614 (3)
  SENIOR VICE PRESIDENT/        2004      136,263          --         --                    --          17,751
  CHIEF FINANCIAL OFFICER AND   2003      130,797      25,597         --                    --          13,330
   TREASURER

Shirley E. Tracy                2005      101,611          --         --                 1,817          12,890 (3)
  SENIOR VICE PRESIDENT/        2004       90,871          --         --                    --          13,918
  DIRECTOR HUMAN RESOURCES      2003       67,237      10,758         --                    --          13,097

--------------------------
(1)   Reflects fiscal year for which bonus was earned.
(2) Does not include perquisites which totaled less than 10% of annual salary and bonus.
(3)   For fiscal year 2005, consists of $5,125, $3,973, $3,857, $707 and $2,758, respectively, in Company contributions to the defined contribution retirement plan, the value of 540, 426, 412, 375 and 256 shares, based on $32.00 per share (the last reported sale price of such shares on the effective date of the allocation, November 1, 2004), allocated to the ESOP accounts of Messrs. Doherty, Morrissey, Kearn and Feeley and Ms. Tracy, respectively, and $2,160, $811, $2,075, $1,907 and $1,940 in paid life insurance premiums for Messrs. Doherty, Morrissey, Kearn and Feeley and Ms. Tracy, respectively.

         OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information concerning the grant of stock options during the fiscal year ended March 31, 2005 to the Named Executive Officers.

                                                                                             POTENTIAL REALIZABLE
                             NUMBER OF         PERCENT OF TOTAL                                VALUE AT ASSUMED
                             SECURITIES        OPTIONS GRANTED                              ANNUAL RATES OF STOCK
                             UNDERLYING          TO EMPLOYEES      EXERCISE    EXPIRATION     PRICE APPRECIATION
NAME                    OPTIONS GRANTED (1)     IN FISCAL YEAR      PRICE         DATE        FOR OPTION TERM (2)
----                    -------------------     --------------      ------     ----------   ---------------------
                                                                                               5%          10%
                                                                                            --------    ---------
John D. Doherty                11,561                 34.72%         $28.99    3/17/2015    $210,776     $534,148
William P. Morrissey            4,253                 12.77           28.99    3/17/2015      77,539      196,500
David W. Kearn                  4,081                 12.26           28.99    3/17/2015      74,403      188,553
Paul S. Feeley                  3,995                 12.00           28.99    3/17/2015      72,835      184,579
Shirley E. Tracy                1,817                  5.46           28.99    3/17/2015      33,127       83,950

---------------------------
(1)  All options were immediately exercisable at the date of grant.
(2) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date of the options assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, March 17, 2005, based on the closing sale price of the Common Stock as quoted on the Nasdaq National MarketSM ) on March 17, 2005.

         OPTION EXERCISES AND FISCAL YEAR-END VALUES. The following table sets forth information regarding the values of options held by the Named Executive Officers at the end of fiscal year 2005. No Named Executive Officer exercised options during fiscal year 2005.

                                    NUMBER OF SECURITIES UNDERLYING
                                     UNEXERCISED OPTIONS AT FISCAL                 VALUE OF UNEXERCISED IN-THE-MONEY
                                               YEAR-END                             OPTIONS AT FISCAL YEAR-END (1)
                               ------------------------------------------      ------------------------------------------
NAME                              EXERCISABLE           UNEXERCISABLE              EXERCISABLE           UNEXERCISABLE
----                           -------------------    -------------------       ------------------     ------------------
John D. Doherty                      11,561                   --                    $    --                  $ --
William P. Morrissey                  9,623                   --                     46,064                    --
David W. Kearn                       12,959                   --                     76,154                    --
Paul S. Feeley                        7,117                   --                     22,161                    --
Shirley E. Tracy                      3,472                   --                     14,332                    --

----------------------------
(1) Value is based on the difference between the aggregate market value of shares underlying the unexercised in-the-money options at March 31, 2005 ($27.05 per share based on the closing sale price reported on the Nasdaq National MarketSM) and the aggregate exercise price of these options. Options are considered in-the-money if the value of the underlying securities exceeds the exercise price of the options.


         EMPLOYMENT AND SEVERANCE AGREEMENTS. The Bank has entered into an employment agreement (the "Employment Agreement") with John D. Doherty, President. The Employment Agreement provides for a term of five years and an automatic annual extension of the term of employment for an additional one-year period beyond the then-effective expiration date unless either the Bank or John
D. Doherty gives written notice that the Employment Agreement will not be extended further. The current base annual salary of John D. Doherty is $344,000. The Employment Agreement also provides for annual salary review by the Board of Directors, as well as inclusion of John D. Doherty in any discretionary bonus plans, customary fringe benefits, vacation and sick leave and disability payments of the Bank. The Employment Agreement is terminated upon death and is terminable by the Bank for "just cause" as defined in the Employment Agreement. If the Bank terminates John D. Doherty without just cause, he is entitled to a continuation of his salary for the remaining term of the Employment Agreement. John D. Doherty may terminate the Employment Agreement upon 90 days notice to the Bank.

         The Employment Agreement provides that in the event of his involuntary termination of employment in connection with, or within three years after, any change in control of the Bank or the Company, John D. Doherty will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that John D. Doherty receives on account of the change in control. The term "change in control" is defined as the acquisition, by any person or entity, of the ownership, holding or power to vote more than 25% of the Company's or the Bank's voting stock, the control of the election of a majority of the Company's or the Bank's directors, or the exercise of a controlling influence over the management or policies of the Company or the Bank. In addition, under the Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement also provides for a similar lump sum payment to be made in the event of John D. Doherty's voluntary termination of employment within three years following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following a change in control, which have not been consented to in writing by John D. Doherty, including (i) the requirement that he perform his principal executive functions more than 35 miles away from his primary office, (ii) a reduction in his base compensation as in effect prior to the change in control,
(iii) the failure of the Bank to provide John D. Doherty with compensation and benefits substantially similar to those provided to him at the time of the change in control under any employee benefit plans in which he becomes a participant, (iv) the assignment to John D. Doherty of material duties and responsibilities other than those normally associated with his position with the Bank, and (v) a material reduction in his authority and responsibility. In the event that a dispute arises between John D. Doherty and the Bank, as to the terms or interpretation of the Employment Agreement, John D. Doherty will be reimbursed for all reasonable expenses arising from such dispute. Payments made under these "change in control" provisions are in lieu of any rights to which John D. Doherty would be entitled in the event his employment was terminated without just cause. If the change in control provisions had been triggered as of March 31, 2005, John D. Doherty would have received up to approximately $918,661.

         The Bank has entered into severance agreements (the "Severance Agreements") with David W. Kearn, Executive Vice President -- Senior Lending Officer, Paul S. Feeley, Senior Vice President, Treasurer and Chief Financial Officer, and William P. Morrissey, Executive Vice President and Chief Operating Officer. The Severance Agreements each provide for a term of three years and an automatic annual extension of the term for an additional one-year period beyond the then-effective expiration date, unless either the Bank or Messrs. Kearn, Feeley or Morrissey gives written notice that the Severance Agreement will not be extended further. The Severance Agreements provide that in the event of their involuntary termination of employment in connection with, or within one year after, any change in control of the Company or the Bank, Messrs. Kearn, Feeley and Morrissey will be paid within 10 days of such termination an amount equal to two times their annual base salary at the rate just prior to the change in control provided, however, the amount received shall in no event exceed the difference between (i) 2.99 times their "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that they receive on account of the change in control. "Change in Control" generally refers to the acquisition, by any person or entity, of the ownership, holding, or power to vote more than 25% of the Company's or the Bank's voting stock, the control of the election of a majority of the Company's or the Bank's directors, or the exercise of a controlling influence over the management or policies of the Company or the Bank. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Severance Agreements also provide for a similar lump sum payment in the event of Messrs. Kearn's, Feeley's or Morrissey's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following a change in control, which have not been consented to in writing by Messrs. Kearn, Feeley or Morrissey, including (i) the requirement that they perform their principal executive functions more than 35 miles away from their primary office, (ii) a reduction in the their base compensation as in effect prior to the change in control, (iii) the failure of the Company or the Bank to provide them with compensation and benefits substantially similar to those provided to them at the time of the change in control under any employee benefit plans in which they become a participant, (iv) the assignment to them of material duties and responsibilities other than those normally associated with their position with the Bank, and (v) a material reduction in their authority and responsibility. In the event that a dispute arises between Messrs. Kearn, Feeley or Morrissey and the Bank, as to the terms or interpretation of the Severance Agreements, they will be reimbursed for all reasonable expenses arising from such dispute. If the change in control provisions had been triggered as of March 31, 2005, Messrs. Kearn, Feeley and Morrissey would have received up to approximately $307,285, 300,884 and $320,250, respectively.

         PENSION PLAN. The following table illustrates the maximum estimated annual benefits payable upon retirement pursuant to the Bank's defined benefit pension plan based upon the pension plan formula for specified final average earnings and specified years of service.

     FINAL                                                   YEARS OF SERVICE
    AVERAGE        ---------------------------------------------------------------------------------------------------
    EARNINGS             10               15               20              25               30               35
    --------       ---------------------------------------------------------------------------------------------------
   $ 25,000           $  2,500         $  3,750         $  5,000        $  6,250         $  7,500         $  8,750
     50,000              5,065            7,598           10,130          12,663           15,196           17,728
    100,000             12,565           18,848           25,130          31,413           37,696           43,978
    150,000             20,065           30,098           40,130          50,163           60,196           70,228
    175,000             23,815           35,723           47,630          59,538           71,446           83,353
    200,000             27,565           41,348           55,130          68,913           82,696           96,478
    250,000             28,315           42,473           56,630          70,788           84,946           99,103
    300,000             28,315           42,473           56,630          70,788           84,946           99,103

         Benefits are hypothetical amounts only. Currently, the maximum annual benefit payable under the pension plan is $170,000. Final average earnings in excess of $228,973 are not covered under the pension plan for pre-1994 accruals, and final average earnings in excess of $205,000 are not covered under the pension plan for post-1993 accruals. "Final average earnings," which are based upon a participant's highest three consecutive years of compensation, consist of compensation that would appear under the "Salary" and "Bonus" columns of the Summary Compensation Table. Benefits under the pension plan become 100% vested over a six-year period, with 20% of such benefits vesting upon the completion of each of the second through sixth years of credited service under the pension plan. As of March 31, 2005, Messrs. Doherty, Kearn, Feeley and Morrissey and Ms. Tracy had approximately 24, 12, 7, 12 and 26 years, respectively, of credited service under the pension plan. Benefits set forth in the preceding table are computed as a single life annuity and are not subject to any deduction for Social Security or other offset amounts.

--------------------------------------------------------------------------------
                              CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

         The Company engages in transactions with affiliates of the Company on the same terms and other conditions as those offered to unaffiliated parties. Loans by the Bank made to Directors, officers and employees are made in the ordinary course of business, on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. Massachusetts law provides that co-operative banks are limited in the amount of money they may lend an officer of the Bank. These limits are $500,000 for a mortgage on a primary residence, $150,000 loans for educational purposes and $35,000 for all other types of loans in total. This restriction does not apply to non-officer employees of the Bank or to its outside Directors. Any loans existing prior to the implementation of this restriction are grandfathered. The same loans available to the public are available to Directors, officers and employees of the Company and Bank.

         On September 17, 2004, the Company completed the repurchase of 77,134 shares of Common Stock and the ESOP completed the purchase of 77,134 shares of Common Stock. The Company and the ESOP purchased the shares at a price of $33.25 per share pursuant to the terms of the Stock Purchase Agreement, dated September 13, 2004, by and among the Company and the ESOP and PL Capital, LLC, Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P., Goodbody/PL Capital, L.P., Goodbody/PL Capital, LLC, Richard Lashley, John W. Palmer and Richard J. Fates. Messrs. Lashley and Fates were Directors of the Company at the time the Company and the ESOP purchased the shares.

--------------------------------------------------------------------------------
             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         GENERAL. For fiscal year 2005, the function of administering the Company's executive compensation policies was performed by the Compensation Committee (the "Committee") of the Board of Directors, which is composed entirely of independent directors. This Committee is responsible for developing and making recommendations to the Board concerning compensation paid to the Chief Executive Officer and for overseeing all aspects of the Company's executive compensation program, including employee and executive benefit plans. Because the Company does not have any executive officers who are not also executive officers of the Bank, this discussion refers to the executive officers of the Bank, rather than the Company.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Committee has sought to design and implement an executive compensation program that will achieve the following goals:

        o attract and retain qualified executives through competitive base salaries and benefits;
        o motivate executive management to achieve short-term corporate performance goals through cash incentives; and
        o align the interests of senior management with those of stockholders and promote the long-term performance of the Bank through equity incentives.

         To achieve these goals, the Committee has incorporated the following elements into the Bank's executive compensation program:

         BASE SALARIES AND BENEFITS. Working with an outside consultant, the Committee has sought to develop a competitive salary and benefit structure for the Bank's executive officers. Based on surveys of compensation practices at similarly sized institutions in the northeastern United States, the Committee has established recommended salary ranges for each position level. The salary structure has been developed so that the midpoint for each salary range approximates the competitive market midpoint for the range. Salaries are reviewed and adjusted within the range annually based on competitive considerations. The Committee seeks to maintain the competitiveness of its salary structure by reviewing a comprehensive analysis of market compensation practices at least every two years.

         MANAGEMENT INCENTIVE PROGRAM. The Bank has a management incentive program which provides cash incentive payments to eligible members of management provided that certain corporate performance criteria are met. This plan is reviewed and performance goals are evaluated annually. Under the Incentive Plan, eligible officers may receive bonuses equal to a specified percentage of their salary provided that established performance goals have been satisfied. Performance goals for fiscal 2005 were based solely on return on average assets. The Incentive Plan provides for increased incentives if corporate performance goals are exceeded.

         STOCK OPTIONS. To better align the interests of management with those of stockholders and to promote long-term performance, the Committee has determined that it should have the ability to compensate officers through grants of stock options based on their contribution to the achievement of corporate performance goals and individual merit. All options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of ten years. Option grants, however, are discretionary with the Committee, and 33,299 options were granted during fiscal 2005.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER. For fiscal year 2005, the Committee determined to increase the Chief Executive Officer's base salary by approximately 3.0% after considering a variety of factors, including the salary ranges previously established, the relative positions of the Chief Executive Officer and other executive officers within those ranges and an analysis of salaries being paid by Northeast commercial banks and savings institutions in the asset range of $250 million to $500 million. Based on the Bank's performance relative to the targets established under the Management Incentive Plan, the Chief Executive Officer received no cash bonus in fiscal 2005.

                      MEMBERS OF THE COMPENSATION COMMITTEE
                                GREGORY W. BOULOS
                                 PAUL E. BULMAN
                             EDWARD F. SWEENEY, JR.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Company and the Bank had no "interlocking" relationships that existed during the year ended March 31, 2005 in which (i) any executive officer of the Company or the Bank served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity (other than the Bank and Company), one of whose executive officers served on the Audit Committee or the Compensation Committee of the Company, (ii) any executive officer of the Company or the Bank served as a director of another entity, one of whose executive officers served on the Audit Committee or the Compensation Committee of the Company, or (iii) any executive officer of the Company or the Bank served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity (other than the Company and Bank), one of whose executive officers served as a member of the Company or the Bank's Board of Directors. No member of the Audit Committee or the Compensation Committee of the Company's Board of Directors was (a) an officer or employee of the Company or the Bank or any of its subsidiaries during the fiscal year ended March 31, 2005,
(b) a former officer of the Company or the Bank or any of its subsidiaries, or
(c) an insider (I.E., director, officer, director or officer nominee, greater than 5% stockholder, or immediate family member of the foregoing) of the Company and directly or indirectly engaged in transactions with the Company, the Bank, or any subsidiary, involving more than $60,000 during the fiscal year ended March 31, 2005.

--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

         The following table sets forth, as of July 15, 2005, the beneficial ownership of the Common Stock by each of the Company's directors, nominees and Named Executive Officers, and by all directors, nominees and executive officers as a group.
                                                 BENEFICIAL OWNERSHIP (1)
                                        ----------------------------------------
                                         NUMBER               PERCENTAGE OF
NAME                                    OF SHARES         SHARES OUTSTANDING (2)
----                                    ---------         ----------------------

James F. Linnehan                           70                       * %
Paul E. Bulman                              40 (3)(4)                *
Joseph R. Doherty                        3,926                       *
Gregory W. Boulos                          294 (3)(4)                *
Albert J. Mercuri, Jr.                     200 (3)                   *
Edward F. Sweeney, Jr.                     100                       *
John D. Doherty                        224,978 (5)                 14.05
John J. Morrissey                           60 (3)                   *
David W. Kearn                          20,398 (6)                  1.27
Paul S. Feeley                          10,301 (7)                   *
William P. Morrissey                    17,009 (8)                  1.06
Shirley E. Tracy                         7,327 (9)                   *
All directors, nominees and executive
  officers as a group (12 persons)     290,661 (10)                17.78
--------------
(1) For definition of beneficial ownership, see footnote 1 to the table in "Principal Holders of Voting Securities."
(2) In calculating percentage ownership for a given individual or group of individuals, the number of shares of the Common Stock outstanding includes unissued shares subject to options exercisable within 60 days of July 15, 2005 held by that individual or group.
(3) Excludes shares credited to their accounts in the Deferred Compensation Plan for Non-Employee Directors.
(4) Does not include 312,530 shares held by the ESOP, over which shares the ESOP Trustees, Directors Boulos and Bulman, may be deemed to have shared or sole voting and/or investment power.
(5) Includes 15,173 shares of Common Stock allocated to his account in the ESOP, 11,561 shares which he has the right to acquire pursuant to options exercisable within 60 days of July 15, 2005 and 69,375 shares held by the Joseph R. Doherty Family Limited Partnership, L.P. of which he is the sole general partner.
(6) Includes 7,439 shares allocated to his account in the ESOP and 12,959 shares which he has the right to acquire pursuant to options exercisable within 60 days of July 15, 2005.
(7) Includes 3,184 shares allocated to his account in the ESOP and 7,117 shares which he has the right to acquire pursuant to options exercisable within 60 days of July 15, 2005.
(8) Includes 7,386 shares allocated to his account in the ESOP and 9,623 shares which he has the right to acquire pursuant to options exercisable within 60 days of July 15, 2005.
(9) Includes 3,855 shares allocated to her account in the ESOP and 3,472 shares which she has the right to acquire pursuant to options exercisable within 60 days of July 15, 2005.
(10) Includes 44,732 shares of Common Stock which may be acquired pursuant to stock options exercisable within 60 days of July 15, 2005, 37,037 shares allocated to the ESOP accounts of executive officers and 5,958 shares held by the trust for the Deferred Compensation Plan for Non-Employee Directors which are voted as directed by the Board of Directors. Does not include unallocated shares held by the ESOP, over which shares the ESOP Trustees may be deemed to have shared or sole voting and/or investment power.
*    Represents less than 1% of the Company's outstanding Common Stock.

--------------------------------------------------------------------------------
                          STOCK PRICE PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The graph and table which follow show the cumulative total return on the Common Stock of the Company from March 31, 2000 through March 31, 2005 compared with the cumulative total return of (i) an index of Nasdaq banks, and
(ii) the S&P 500 Index (the "S&P 500"). Cumulative total return on the stock or the index equals the total increase in value since March 31, 2000, assuming reinvestment of all dividends paid on the stock or the index, respectively. The graph and table were prepared assuming that $100 was invested at the closing price on March 31, 2000 in the Common Stock of the Company and in each index. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PEFORMANCE OF SELECTED INDICES



         [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in both the Nasdaq Bank Index and the S&P 500 Index. Line graph plots the cumulative total return from March 31, 2000 to March 31, 2005. Plot points are provided below.]


-------------------------------------------------------------------------------------------------
                            3/31/00      3/31/01     3/31/02     3/31/03     3/31/04     3/31/05
-------------------------------------------------------------------------------------------------
Central Bancorp, Inc.       $100.00      $123.81     $194.23     $220.98     $273.15     $197.36
-------------------------------------------------------------------------------------------------
S&P 500                      100.00        78.32       78.52       59.07       79.82       85.14
-------------------------------------------------------------------------------------------------
NASDAQ Banks Index           100.00       121.17      149.48      135.36      183.48      190.57
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         Vitale, Caturano & Company, P.C. ("Vitale"), independent public accountants, served as the Company's independent auditors for the 2005 fiscal year, and the Audit Committee of the Board of Directors has renewed the Company's arrangements with Vitale to be the Company's auditors for the 2006 fiscal year. A representative of Vitale will be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         KPMG was previously the principal accountants for the Company. On November 17, 2003, that firm's appointment as principal accountants was terminated and the Company engaged Vitale as its principal accountants. The engagement of Vitale was approved by the Audit Committee of the Company's Board of Directors.

         In connection with the audits of the two fiscal years ended March 31, 2003 and 2002 and the subsequent interim period from April 1, 2003 through November 17, 2003, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in their report on the Company's financial statements for such years.

         KPMG LLP's audit reports on the Company's financial statements as of and for each of the years ended March 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         For the years ended March 31, 2005 and 2004, the Company was billed by its independent auditors for fees aggregating $109,500 and $134,439, respectively. Such fees were comprised of the following:

AUDIT FEES

         The aggregate fees billed for the audit of the Company's annual financial statements for the fiscal years ended March 31, 2005 and 2004 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $88,500 and $95,500, respectively.

AUDIT-RELATED FEES

         The aggregate fees billed for audit-related services for the fiscal years ended March 31, 2005 and 2004 were $3,060 and $6,200, respectively. The fees for fiscal year 2005 related to assistance with proposed shareholder transactions. The fees for fiscal year 2004 related to accounting research matters and the transition to new independent auditors.

TAX FEES

         The aggregate fees billed for tax services for the fiscal years ended March 31, 2005 and 2004 were $18,000 and $32,739, respectively. For fiscal year 2005, $18,000 was paid for the preparation of tax returns and estimated tax payments. For fiscal year 2004, $25,000 was paid for the preparation of tax returns and estimated tax payments, $4,738 for tax consulting and $3,000 for tax planning services.

ALL OTHER FEES

         For fiscal years 2005 and 2004, there were no other fees paid by the Company to its independent auditors besides fees for those services listed above.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR

         The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company's independent auditor. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2005 and 2004 were preapproved by the Audit Committee.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Vitale, the Company's independent auditors, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from Vitale the written disclosures and the letter required to be delivered by Vitale under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of Vitale their independence.

         The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on its review of the financial statements, its discussion with Vitale regarding SAS 61, and the written materials provided by Vitale under ISB Standard No. 1 and the related discussion with Vitale of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended March 31, 2005, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          JAMES F. LINNEHAN
                                          ALBERT J. MERCURI, JR.
                                          EDWARD F. SWEENEY, JR.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Under the Exchange Act, the Company's officers and directors and all persons who own more than 10% of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from such persons that no annual report of changes in beneficial ownership were required, the Company believes during the fiscal year ended March 31, 2005 all Reporting Persons have complied with these reporting requirements, except for Directors Gregory W. Boulos, Paul E. Bulman, Albert J. Mercuri, Jr. and John J. Morrissey who each filed late one Form 4 relating to one transaction. These Forms 4 were subsequently filed.

--------------------------------------------------------------------------------
                            EXPENSES OF SOLICITATION
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone, facsimile or overnight courier without additional compensation.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

         The Company's 2005 Annual Report to Stockholders, including financial statements prepared in conformity with accounting principles generally accepted in the United States of America, has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO RHODA K. ASTONE, SECRETARY AND CLERK, CENTRAL BANCORP, INC., 399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS 02144.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy materials of the Company for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 399 Highland Avenue, Somerville, Massachusetts no later than March 31, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary and Clerk of the Company at the above address, not less than 30 days nor more than 60 days prior to the date of any such Annual Meeting.



                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Rhoda K. Astone

                                   RHODA K. ASTONE
                                   Assistant Vice President, Secretary and Clerk


Somerville, Massachusetts
July 27, 2005



                                                           REVOCABLE PROXY
                                                        CENTRAL BANCORP, INC.
[x]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE
                                                                                                               WITH-     FOR ALL
                                                                                                      FOR      HOLD      EXCEPT
                                                                                                     _____     _____      _____
              ANNUAL MEETING OF STOCKHOLDERS                  1. The election as directors of all   /     /   /     /    /     /
                    AUGUST 29, 2005                              nominees listed below (except as   /     /   /     /    /     /
                                                                 noted to the contrary).            /_____/   /_____/    /_____/
           THIS PROXY IS SOLICITED BY THE BOARD OF
                      DIRECTORS                                  NOMINEES:
                                                                 (01)PAUL E. BULMAN, (02)JAMES F. LINNEHAN AND (03)JOHN J. MORRISSEY
The undersigned  hereby appoints Gregory W. Boulos and Albert
J. Mercuri,  Jr., with full powers of substitution to act, as    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
attorneys  and  proxies  for the  undersigned,  to  vote  all    NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
shares of Common  Stock of Central  Bancorp,  Inc.  which the    THE SPACE PROVIDED BELOW.
undersigned  is  entitled  to vote at the  Annual  Meeting of
Stockholders,  to be held at the Crowne Plaza Hotel, 2 Forbes    -------------------------------------------------------------------
Road,  Woburn,  Massachusetts on Monday,  August 29, 2005, at
11:00  a.m.,  local  time,  and at any and  all  adjournments    MARK BOX AT RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING.
thereof, as follows hereon.                                                                                               _____
                                                                                                                         /     /
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF  NO  INSTRUCTIONS                                                           /     /
ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR  EACH OF THE NAMED                                                           /_____/
NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED  AT SUCH MEETING,
INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THIS            THE BOARD OF DIRECTORS RECOMMENDS A VOTE
PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED               "FOR" EACH OF THE LISTED NOMINEES.
BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME,
THE  BOARD  OF  DIRECTORS  KNOWS OF  NO  OTHER  BUSINESS TO BE   Should the undersigned be present and elect to vote at the Annual
PRESENTED AT THE MEETING.                                        Meeting or at any adjournment thereof and after notification to the
                                                                 Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

                                                                 The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of Notice of the Annual Meeting, a Proxy
                                                                 Statement dated July 27, 2005 and the Company's 2005 Annual Report to Stockholders.

                                                                 Please be sure to sign and date this Proxy.

                                     _________________________
Please be sure to sign and date     /  Date                  /
this Proxy in the box below.        /                        /
____________________________________/________________________/
/                                                            /
/                                                            /
/__Stockholder sign above --- Co-holder (If any) sign above__/


------------------------------------------------------------------------------------------------------------------------------------
                            DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PREPAID ENVELOPE PROVIDED.
                                                        CENTRAL BANCORP, INC.

------------------------------------------------------------------------------------------------------------------------------------
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

                          [CENTRAL BANCORP LETTERHEAD]


TO:      PARTICPANTS IN THE CENTRAL CO-OPERATIVE BANK
         EMPLOYEE STOCK OWNERSHIP PLAN

         Under the terms of the Central Co-operative Bank Employee Stock Ownership Plan (the "ESOP"), you have the right to direct the ESOP Trustees as to the manner in which you wish to vote the shares of common stock of Central Bancorp, Inc. ("Central") allocated to your ESOP account at Central's 2005 Annual Meeting of Stockholders. Under the terms of the ESOP and subject to the Trustees' responsibilities under applicable law, the ESOP Trustees will vote your allocated shares in accordance with your instructions. Allocated shares for which timely voting instructions are not received will be voted by the Trustees in the same proportion as participants vote allocated stock, provided that, in the absence of any voting directions as to allocated stock, the Board of Directors of Central Co-Operative Bank will direct the ESOP Trustees as to the voting of all shares of stock in the ESOP. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the Annual Meeting.

         HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your account by completing, signing and returning the enclosed ESOP Participant Direction Form. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the ESOP Trustees in connection with the voting of shares allocated to your ESOP account.

         CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the ESOP Trustees will be completely confidential. Central has engaged an independent firm, Registrar and Transfer Company ("RTCO"), which also serves as Central's transfer agent, to serve as the ESOP's confidential voting agent. ESOP Participant Direction Forms are to be sent (using the postage-paid envelopes provided therewith) to RTCO and should NOT be sent to Central.

         RTCO will count your votes and report the aggregate totals of all voting instructions to the ESOP Trustees. RTCO has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Central.

         DELIVERY OF PROXY MATERIALS. A copy of Central's Proxy Statement for the 2005 Annual Meeting of Stockholders and a copy of its 2005 Annual Report to Stockholders are enclosed for your review. As noted in the Proxy Statement, the 2005 Annual Meeting is scheduled for Monday, August 29, 2005, at 11:00 a.m., local time, in Woburn, Massachusetts.

         Enclosed is an ESOP Participant Direction Form which you should use if you wish to direct the ESOP Trustees to vote shares allocated to your account in connection with the slate of directors endorsed by Central's Board of Directors. PLEASE NOTE THAT TO DIRECT THE ESOP TRUSTEES TO VOTE WITH RESPECT TO ANY OF THE FOREGOING, YOU MUST SPECIFICALLY MARK YOUR INSTRUCTIONS ON THE ESOP PARTICIPANT DIRECTION FORM. ITEMS LEFT BLANK WILL NOT BE CONSIDERED INSTRUCTIONS TO THE ESOP TRUSTEES.

         Voting instructions for shares allocated to your ESOP account must be received by RTCO by 5:00 p.m. Eastern Time on August 25, 2005 on the ESOP Participant Direction Forms provided by the ESOP Trustees for that purpose. AGAIN, ALL ESOP PARTICIPANT DIRECTION FORMS SHOULD BE FORWARDED TO RTCO AND SHOULD NOT BE MAILED TO CENTRAL.

         In order to make an informed judgment concerning how to instruct the ESOP Trustees to vote your allocated shares, YOU SHOULD READ ALL OF THE PROXY MATERIALS CAREFULLY AND THOROUGHLY. The ESOP Trustees will not recommend how you should complete your ESOP Participant Direction Form.

         WHEN TO SUBMIT YOUR ESOP PARTICIPANT DIRECTION FORM. You may submit your voting instructions to the confidential voting agent at any time, except that in order to be effective your instructions MUST BE RECEIVED by not later than 5:00 p.m. Eastern Time on August 25, 2005. If RTCO receives more than one ESOP Participant Direction Form from you, the Form bearing the LATEST date will be considered to have cancelled all Forms bearing an earlier date. If more than one ESOP Participant Direction Form is received from you as of the same date, RTCO will consider the Form bearing the latest postmark as controlling. You may request additional Forms at any time by contacting Paul S. Feeley at (617) 629-4429.

         If you have any questions regarding the procedures for instructing the ESOP Trustees, please call (617) 629-4229.

                                     Gregory W. Boulos
                                     Paul E. Bulman
                                     ESOP Trustees
                                     July 27, 2005



                                                        CENTRAL BANCORP, INC.
                                                                                                                     WITH-   FOR ALL
[x]   PLEASE MARK VOTES                                                                                      FOR     HOLD    EXCEPT
      AS IN THIS EXAMPLE                                                                                     ___     ____     ____
                                                       1. The election as directors of all nominees listed  /   /   /   /    /   /
         ANNUAL MEETING OF STOCKHOLDERS            E      below (except as noted to the contrary).          /   /   /   /    /   /
                 AUGUST 29, 2005                                                                            /___/   /___/    /___/
      THIS DIRECTION FORM IS SOLICITED ON          S
        BEHALF OF THE BOARD OF DIRECTORS
           CENTRAL CO-OPERATIVE BANK               O   NOMINEES:
    EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")
  REVOCABLE ESOP PARTICIPANT DIRECTION FORM        P   PAUL E. BULMAN, JAMES F. LINNEHAN AND JOHN J. MORRISSEY

    The undersigned hereby instructs the ESOP          INSTRUCTION: TO WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL
Trustee(s) (currently Gregory W. Boulos and            NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
Paul E. Bulman), or their successors, to vote,         THE SPACE PROVIDED BELOW.
either by ballot or by proxy, all shares of
common stock of Central Bancorp, Inc. (the             =============================================================================
"Company") which are allocated to the account(s)       THE ESOP TRUSTEE(S)  WILL  VOTE  AS  DIRECTED HEREIN. THIS REVOCABLE ESOP
of the undersigned pursuant to the Central             PARTICIPANT DIRECTION  FORM CONFERS  DISCRETIONARY  AUTHORITY  TO VOTE ON ANY
Co-operative Bank Employee Stock Ownership Plan        OTHER BUSINESS PRESENTED AT THE MEETING.   IF ANY OTHER BUSINESS IS PRESENTED
(the "ESOP") at the Annual Meeting of Stockholders     AT THE MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE MEETING, THE
to be held at the Crowne Plaza Hotel, 2 Forbes         ESOP TRUSTEE(S)  WILL  VOTE IN HIS (THEIR) DISCRETION AND IN ACCORDANCE WITH
Road, Woburn, Massachusetts on Monday, August 29,      THE APPLICABLE FIDUCIARY PRINCIPLES.   AT  THE  PRESENT  TIME,  THE  BOARD OF
2005 at 11:00 a.m., local time, and at any and         DIRECTORS  KNOWS  OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.  IF NO
all adjournments thereof, as set forth hereon.         INSTRUCTIONS ARE SPECIFIED, THIS DIRECTION  FORM WILL HAVE NO FORCE OR EFFECT
                                                       AND ALL  SHARES  ALLOCATED  TO  YOUR  ACCOUNT(S)  WILL  BE  VOTED BY THE ESOP
                                                       TRUSTEE(S)  IN  ACCORDANCE  WITH  THE  TERMS OF THE ESOP, SUBJECT TO THE ESOP
                                                       TRUSTEE(S)' RESPONSIBILITIES UNDER APPLICABLE LAW.
                                     _________________________
Please be sure to sign and date     /  Date                  /
this Proxy in the box below.        /                        /
____________________________________/________________________/
/                                                            /
/                                                            /
/__Stockholder sign above --- Co-holder (If any) sign above__/

                                                       The undersigned  acknowledges receipt from the Company prior to the execution of this form of Notice of the Meeting,  a Proxy Statement dated July 27, 2005 and the Company's 2005 Annual Report to Stockholders.

                                                       In order to be effective,  voting  instructions must be received by Registrar and Transfer Company,  the confidential voting agent, no later than 5:00 p.m.
                                                       Eastern time on August 25, 2005. You must specifically mark your instructions on this form.  Items  left  blank will not be (if any) sign above  considered instructions to the ESOP Trustee(s).

                                                       The Board of  Directors  of the Company  recommends  a vote "FOR" each of the listed nominees.

------------------------------------------------------------------------------------------------------------------------------------
                            DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PREPAID ENVELOPE PROVIDED.

                                                        CENTRAL BANCORP, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                                PLEASE COMPLETE, DATE, SIGN AND MAIL
                               THIS DIRECTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------